UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 26, 2008 (March 19, 2008)
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On March 19, 2008, the Audit Committee of the Board of Directors of Anworth Mortgage Asset Corporation (“Anworth”) selected McGladrey & Pullen, LLP (“McGladrey”) to replace BDO Seidman, LLP (“BDO”) as Anworth’s independent registered public accounting firm. This decision was based on a reduction in audit fees.  BDO was informed of its dismissal on March 19, 2008, which decision was recommended by the Audit Committee of the Board of Directors of Anworth.  BDO’s reports on Anworth’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended December 31, 2007 and 2006, and in the subsequent interim period through March 19, 2008, there were: (i) no disagreements between Anworth and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and: (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Anworth provided BDO a copy of this Current Report on Form 8-K, and requested that BDO furnish Anworth with a letter addressed to the U.S. Securities and Exchange Commission stating whether BDO agrees with the disclosure contained in this Current Report on Form 8-K, or, if not, stating the respects in which it does not agree.  Anworth has received the requested letter from BDO wherein BDO confirms their agreement with Anworth's disclosures in this Current Report on Form 8-K with respect to BDO.  A copy of BDO's letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On March 26, 2008, the Audit Committee of the Board of Directors of Anworth engaged McGladrey as its independent registered public accounting firm for the fiscal year ending December 31, 2008.  During Anworth’s two most recent fiscal years ended December 31, 2007 and 2006 and through March 19, 2008, neither Anworth nor anyone on its behalf has consulted with McGladrey regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Anworth’s financial statements, and neither a written report nor oral advice was provided to Anworth that McGladrey concluded was an important factor considered by Anworth in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit #	Description
16.1	Letter of BDO Seidman, LLP, dated March 19, 2008 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: March 26, 2008	By:	/s/ Lloyd McAdams
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description
16.1	Letter of BDO Seidman, LLP, dated March 19, 2008 regarding change in independent registered public accounting firm.